Exhibit 24.1

                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints CHARLES A. BLIXT, GUY M. BLYNN and McDARA
P. FOLAN, III, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement or registration statements on Form S-3 and any and all amendments (including post-effective amendments) and supplements thereto, regarding the offering of debt securities of R.J. Reynolds Tobacco Holdings, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney this 22nd day of September, 1999.


/s/ Mary K. Bush                         /s/ Nana Mensah
----------------------------------       ----------------------------------
Mary K. Bush, Director                   Nana Mensah, Director


/s/ John T. Chain                        /s/ Andrew J. Schindler
----------------------------------       ----------------------------------
John T. Chain, Director                  Andrew J. Schindler, Chairman of the
                                         Board, President, Chief Executive
                                         Officer and Director

/s/ A. D. Frazier                        /s/ Joseph P. Viviano
----------------------------------       ----------------------------------
A.D. Frazier, Director                   Joseph P. Viviano, Director


/s/ Denise Ilitch                        /s/ Thomas C. Wajnert
----------------------------------       ----------------------------------
Denise Ilitch, Director                  Thomas C. Wajnert, Director


/s/ John G. Medlin, Jr.                  /s/ Kenneth J. Lapiejko
----------------------------------       ----------------------------------
John G. Medlin, Jr., Director            Kenneth J. Lapiejko, Executive Vice
                                         President and Chief Financial Officer

/s/ Thomas R. Adams
----------------------------------
Thomas R. Adams, Senior Vice
President and Controller
(Principal Accounting Officer)

                          R.J. REYNOLDS TOBACCO COMPANY

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints CHARLES A. BLIXT, GUY M. BLYNN and McDARA
P. FOLAN, III, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement or registration statements on S-3 regarding the offering of debt securities by R.J. Reynolds Tobacco Holdings, Inc., and the related guarantees of such securities by R.J. Reynolds Tobacco Company, and any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney this 22nd day of September, 1999.


/s/ Andrew J. Schindler
---------------------------------      Chairman of the Board, President, Chief
Andrew J. Schindler                    Executive Officer


/s/ Kenneth J. Lapiejko                Executive Vice President, Chief Financial
---------------------------------      Officer and Director (principal financial
Kenneth J. Lapiejko                    officer)


/s/ Thomas R. Adams
---------------------------------      Senior Vice President and Controller
Thomas R. Adams                        (principal accounting officer)


/s/ Charles A. Blixt
---------------------------------      Director
Charles A. Blixt


/s/ Robert R. Gordon, Jr.
---------------------------------      Director
Robert R. Gordon, Jr.


/s/ James H. Wilson
---------------------------------      Director
James H. Wilson